Exhibit 10.2

MAGNUM HUNTER RESOURCES CORPORATION

REGISTRATION RIGHTS AGREEMENT

This Registration Rights Agreement (this “Agreement”) is made as of May 27, 2014, by and between Magnum Hunter Resources Corporation, a Delaware corporation (the “Company”), and each person listed on Exhibit A attached hereto (individually, an “Investment Entity” and collectively, the “Investment Entities” or the “Investor”).  Capitalized terms used herein and not otherwise defined shall have the meanings ascribed to them in Section 7(q) hereof.

BACKGROUND

The Company has agreed to issue and sell to Investor, and Investor has agreed to purchase from the Company, (i) an aggregate of 21,428,580 shares of the Company’s Common Stock, par value $0.01 per share (the “Common Stock”), and (ii) warrants to purchase an aggregate of 2,142,858 shares of Common Stock (the “Warrants”), upon the terms and conditions set forth in that certain Securities Purchase Agreement, dated of even date herewith, by and between the Company and Investor (the “Purchase Agreement”).

AGREEMENT

1.             Shelf Registration.  So long as any Registrable Shares are outstanding or may be acquired upon exercise of the Warrants, the Company shall take the following actions:

(a)           On or prior to the Filing Date, the Company shall prepare and file with the Securities and Exchange Commission (the “Commission”), and thereafter use its reasonable best efforts to cause to be declared effective as soon as practicable, but in any event on or prior to the Effectiveness Date, an initial registration statement on an appropriate form under the Securities Act relating to the offer and sale of the Registrable Shares by the Holders thereof (the “Shelf Registration Statement”) from time to time in accordance with the methods of distribution set forth in the Shelf Registration Statement and Rule 415 under the Securities Act (hereinafter, the “Shelf Registration”). In the event that Form S-3 is not available for the registration of the resale of Registrable Shares hereunder, the Company shall (i) file the Shelf Registration Statement on Form S-1 and (ii) as soon as practicable after Form S-3 is available for that purpose, file a pre- or post-effective amendment to the Shelf Registration Statement to convert the Shelf Registration Statement into a registration statement on Form S-3. Such Shelf Registration Statement shall include the plan of distribution attached hereto as Exhibit B, as may be modified in response to any comments received from the Commission.  Notwithstanding the foregoing, if for any reason the Commission does not permit the Company to include any or all of the Registrable Shares in the initial Shelf Registration Statement due to limitations on the use of Rule 415 of the Securities Act for the resale of the Registrable Shares by the Holders (a “Rule 415 Limitation”), and/or the Commission informs the Company that certain of the selling stockholders would be deemed to be statutory underwriters, the Company agrees to notify the Holders thereof and use its reasonable best efforts to promptly file amendments to the initial Shelf Registration Statement as required by the Commission and/or withdraw the initial Shelf Registration Statement and file a new registration statement on Form S-1 or such other form available for registration of the Registrable Shares as a secondary offering, in either case covering the maximum number of

Registrable Shares permitted to be registered by the Commission and avoid the selling stockholders being deemed to be statutory underwriters; provided, however, that prior to such amendment or subsequent Shelf Registration Statement, the Company shall be obligated to use its reasonable best efforts to advocate with the Commission for the registration of all of the Registrable Shares and against the selling stockholders being deemed statutory underwriters in accordance with Commission guidance, including without limitation, the Compliance and Disclosure Interpretation “Securities Act Rules” No. 612.09, and the Securities Act.  In the event the Company amends the initial Shelf Registration Statement or files a subsequent Shelf Registration Statement, as the case may be, the Company will use its reasonable best efforts to file with the Commission, as promptly as allowed by the Commission, Commission guidance or the Securities Act, one or more registration statements covering those Registrable Shares not included in the initial Shelf Registration Statement as amended or the subsequent Shelf Registration Statement.  The number of Registrable Shares that may be included in each such registration statement shall be allocated among the Holders thereof in proportion (as nearly as practicable) to the number of Registrable Shares owned by each Holder or in such other proportion as is necessary to avoid the selling stockholders being deemed to be statutory underwriters, which reductions shall be applied to the Holders on a pro rata basis based on the total number of Registrable Shares held by such Holders.  Neither the Company nor any subsidiary or affiliate thereof shall identify any Investment Entity as an underwriter in any public disclosure or filing with the Commission, the New York Stock Exchange or any other trading market; provided, however, that the foregoing shall not prohibit the Company from including the disclosure found in the “Plan of Distribution” section attached hereto as Exhibit B in the Shelf Registration Statement.  Unless otherwise specifically stated herein, the term “Shelf Registration Statement” shall refer individually to the initial Shelf Registration Statement and to each subsequent Shelf Registration Statement, if any.  By 9:30 a.m. New York time on the Business Day following the date a Shelf Registration Statement has been declared effective by the Commission, the Company shall file with the Commission in accordance with Rule 424 under the Securities Act the final prospectus to be used in connection with sales pursuant to such Shelf Registration Statement, unless such final prospectus is included in the Shelf Registration Statement at the time of effectiveness.

(b)           The Company shall use its reasonable best efforts to keep the Shelf Registration Statement continuously effective until the date on which all Registrable Shares cease to be Registrable Shares (such period being called the “Shelf Registration Period”).  The Company shall be deemed not to have used its reasonable best efforts to keep the Shelf Registration Statement effective during the Shelf Registration Period if it voluntarily takes, or fails to take, any action that would directly result in Holders of Registrable Shares covered thereby not being able to offer and sell such Registrable Shares during such period, unless such action is required by applicable law or except as provided in Section 2(h).

(c)           Notwithstanding any other provisions of this Agreement to the contrary, the Company shall cause (i) the Shelf Registration Statement (as of the effective date of Shelf Registration Statement), any amendment thereof (as of the effective date thereof) or supplement thereto (as of its date), (A) to comply in all material respects with the applicable requirements of the Securities Act and the rules and regulations of the Commission and (B) not to contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading, and (ii) any related prospectus, preliminary prospectus or Permitted Free Writing Prospectus and any amendment thereof or supplement thereto, as of its date, (A) to comply in all material respects with the applicable requirements of the Securities Act and the rules and regulations of the Commission and (B) not to contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading;  provided, however, the Company shall have no such obligations or liabilities with respect to any written information pertaining to any Holder and furnished to the Company by or on behalf of such Holder specifically for inclusion therein.

(d)           If (i) the Shelf Registration Statement is not filed with the Commission on or prior to the Filing Date or is not declared effective by the Commission on or prior to the Effectiveness Date, or (ii) after its effective date and during the Shelf Registration Period (except by reason of the filing of a post-effective amendment required in connection with the Company’s filing of an amendment thereto or to convert the Shelf Registration Statement into a registration statement on Form S-3, for a period of up to 20 calendar days or 75 calendar days if the Company receives written comments from the Commission relating to such post-effective amendment (a “Special Grace Period”) (which Special Grace Period so long as it does not occur within 10 Trading Days immediately prior to, or immediately following, a Grace Period shall not be treated as an “Event” hereunder), the Shelf Registration Statement ceases for any reason to be effective as to all Registrable Shares or the Holders are otherwise not permitted to utilize the prospectus therein to resell such Registrable Shares for any reason (other than solely due to the inaccuracy of any information relating to any such Holder provided in writing by such Holder to the Company specifically for inclusion in the Shelf Registration Statement), in each case, for more than an aggregate of 45 days (which need not be consecutive days) during any 90-day period or more than an aggregate of 90 days (which need not be consecutive days) during any 12-month period (a “Grace Period”) or (iii) the Company fails to satisfy the current public information requirement pursuant to Rule 144(c)(1) as a result of which the Holders are unable to sell Registrable Shares without restriction under Rule 144 (or any successor thereto) (any such failure or breach being referred to as an “Event,” and the date on which an Event occurs being referred to herein as the “Event Date”), then, on each Event Date and on each one-month anniversary of such Event Date (if the applicable Event shall not have been cured by such date) until the applicable Event is cured, the Company shall pay to each Holder, as liquidated damages and not as a penalty, an amount in cash equal to one percent (1%) of the aggregate purchase price paid by such Holder pursuant to the Purchase Agreement for any Registrable Shares then held by such Holder. The parties agree that the maximum aggregate liquidated damages payable to a Holder (A) under clauses (i) and (ii) of this Section 1(d) shall be five percent (5%) of the aggregate purchase price paid by such Holder pursuant to the Purchase Agreement for any Registrable Shares then held by such Holder and (B) under clause (iii) of this Section 1(d) shall be ten percent (10%) of the aggregate purchase price paid by such Holder pursuant to the Purchase Agreement for any Registrable Shares then held by such Holder, and that the payments set forth in this Section 1(d) shall constitute the Holders’ exclusive monetary remedy for any and all such Events, but shall not affect the right of the Holders to seek injunctive relief. The liquidated damages paid pursuant to the terms hereof shall apply on a daily pro-rata basis for any portion of a month prior to the cure of an Event. For the avoidance of doubt, (A) if the Commission does not permit the Company to include any or all of the Registrable Shares in the initial Shelf Registration Statement or a subsequent Shelf Registration Statement due to the 415 Limitation or otherwise, then such failure to register the re-sale of such Registrable Shares for such reason shall constitute an “Event” pursuant to this Section 1(d), and (B) an Event may be cured for purposes of this Section 1(d) even though the failure or condition that resulted in such Event is remedied after the applicable dates specified in clause (i) above or after the expiration of the applicable time period specified in clause (ii) above.

2.             Registration Procedures.  In connection with the Shelf Registration contemplated by Section 1 hereof, during the Shelf Registration Period, the following provisions shall apply:

(a)           At the time the Commission declares the Shelf Registration Statement effective, each Holder shall be named as a selling stockholder in the Shelf Registration Statement and the related prospectus in such a manner as to permit such Holder to deliver such prospectus to purchasers of Registrable Shares included in the Shelf Registration Statement in accordance with applicable law, subject to the terms and conditions hereof. From and after the date the Shelf Registration Statement is declared effective, any Holder not named as a selling stockholder in the Shelf Registration Statement at the time of effectiveness may request that the Company amend or supplement the Shelf Registration Statement to include such Holder as a selling stockholder, and the Company shall, as promptly as practicable and in any event upon the later of (x) five (5) Business Days after such date or (y) five (5) Business Days after the expiration of any Deferral Period (as defined in Section 2(h)) that is either in effect or put into effect within five (5) Business Days of such date:

(i)            if required by applicable law, prepare and file with the Commission a post-effective amendment to the Shelf Registration Statement or prepare and, if required by applicable law, file a supplement to the related prospectus or a supplement or amendment to any document incorporated therein by reference or file with the Commission any other required document so that the Holder is named as a selling stockholder in the Shelf Registration Statement and the related prospectus in such a manner as to permit such Holder to deliver such prospectus to purchasers of such Holder’s Registrable Shares included in the Shelf Registration Statement in accordance with applicable law and, if the Company shall file a post-effective amendment to the Shelf Registration Statement, use its reasonable best efforts to cause such post-effective amendment to be declared effective under the Securities Act as promptly as is practicable, but in any event by the date (the “Amendment Effectiveness Deadline Date”) that is sixty (60) days after the date such post-effective amendment is required by this clause to be filed;

(ii)           provide such Holder copies of any documents filed pursuant to Section 2(a)(i); and

(iii)          notify such Holder as promptly as practicable after the effectiveness under the Securities Act of any post-effective amendment filed pursuant to  Section 2(a)(i);

provided, that if the request by such Holder is delivered during a Deferral Period, the Company shall so inform the Holder making such request and shall take the actions set forth in clauses (i), (ii) and (iii) above upon expiration of the Deferral Period in accordance with this Section 2(a)

and Section 2(h) of this Agreement. Notwithstanding anything contained herein to the contrary, the Amendment Effectiveness Deadline Date shall be extended by five (5) Business Days from the expiration of a Deferral Period if such Deferral Period shall be in effect on the Amendment Effectiveness Deadline Date; and provided, further, that in no event shall the Company be required to file pursuant to this Section 2(a) in the case where a post-effective amendment is required, more than one post-effective amendment to the Shelf Registration Statement in any 120-day period.

(b)           The Company shall notify the Holders of the Registrable Shares included within the coverage of the Shelf Registration Statement (which notice may, at the discretion of the Company (or as required pursuant to Section 2(h)), state that it constitutes a Deferral Notice, in which event the provisions of Section 2(h) shall apply):

(i)            when the Shelf Registration Statement or any amendment thereto has been filed with the Commission and when the Shelf Registration Statement or any post-effective amendment thereto has become effective;

(ii)           of any request by the Commission for amendments or supplements to the Shelf Registration Statement or the prospectus included therein or for additional information;

(iii)          of the issuance by the Commission of any stop order suspending the effectiveness of the Shelf Registration Statement or the initiation of any proceedings for that purpose and of any other action, event or failure to act that would cause the Shelf Registration Statement not to remain effective; and

(iv)          of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any Registrable Shares for sale in any jurisdiction or the initiation of any proceeding for such purpose.

(c)           The Company shall use commercially reasonable efforts to obtain the withdrawal at the earliest possible time of any stop order suspending the effectiveness of the Shelf Registration Statement and the elimination of any other impediment to the continued effectiveness of the Shelf Registration Statement.

(d)           The Company shall promptly furnish to each Holder of Registrable Shares included within the coverage of the Shelf Registration Statement, without charge, if the Holder so requests in writing, at least one (1) conformed copy of the Shelf Registration Statement and any post-effective amendment thereto, including financial statements and schedules and all exhibits thereto (including those, if any, incorporated by reference).

(e)           The Company shall promptly deliver to each Holder of Registrable Shares included within the coverage of the Shelf Registration Statement, without charge, copies of the prospectus (including each preliminary prospectus) included in the Shelf Registration Statement and any amendment thereof or supplement thereto and any Permitted Free Writing Prospectus used in connection therewith as such Holder may reasonably request. The Company consents, subject to the provisions of this Agreement and except during such periods that a Deferral Notice is outstanding and has not been revoked, to the use of the prospectus and each amendment or supplement thereto used in connection therewith by each of the selling Holders in connection with the offering and sale of the Registrable Shares covered by the prospectus, or any amendment or supplement thereto, included in the Shelf Registration Statement.

(f)            The Company shall use reasonable efforts to register or qualify, or cooperate with the Holders of the Registrable Shares included in the Shelf Registration Statement in connection with the registration or qualification of, the resale of the Registrable Shares under applicable securities or “blue sky” laws of such states of the United States as any such Holder requests in writing and to do any and all other acts or things necessary or advisable to enable the offer and sale in such jurisdictions of the Registrable Shares covered by the Shelf Registration Statement;  provided, however, that the Company shall not be required to (i) qualify generally to do business in any jurisdiction where it is not then so qualified or (ii) take any action that would subject it to general service of process or to taxation in any jurisdiction to which it is not then so subject.

(g)           The Company shall, at its sole expense, upon appropriate notice from any Holder of Registrable Shares stating that Registrable Shares have been sold pursuant to an effective Shelf Registration Statement, timely prepare and deliver certificates representing the Registrable Shares to be delivered to a transferee pursuant to the Shelf Registration Statement, which certificates shall be free, to the extent permitted by the Purchase Agreement and under law, of any restrictive legends and in such denominations and registered in such names as such Holder may request.

(h)           Upon (i) the issuance by the Commission of a stop order suspending the effectiveness of the Shelf Registration Statement or the initiation of proceedings with respect to the Shelf Registration Statement under Section 7(d) or 7(e) of the Securities Act, (ii) the occurrence of any event or the existence of any fact (a “Material Event”) as a result of which (x) the Shelf Registration Statement shall contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading or (y) any prospectus included in the Shelf Registration Statement shall contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, (iii) the occurrence or existence of any corporate development or pending corporate development that, in the reasonable judgment of the Company, makes it necessary to suspend the availability of the Shelf Registration Statement and the related prospectus for a period of time, or (iv) the Company’s having filed a document pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act that, in the reasonable judgment of the Company, must be included in the Shelf Registration Statement pursuant to a post-effective amendment to the Shelf Registration Statement or supplement to the related prospectus (any such document, an “Exchange Act Report”):

(A)          in the case of clause (ii) above, subject to clause (C) below and the next sentence, as promptly as practicable, the Company shall prepare and file, if necessary pursuant to applicable law, a post-effective amendment to the Shelf Registration Statement or a supplement to the related prospectus or any document incorporated therein by reference or file any other required document that would be incorporated by reference into the Shelf Registration Statement and related prospectus so that (1) the Shelf

Registration Statement does not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading and (2) such prospectus does not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, as thereafter delivered to the purchasers of the Registrable Shares being sold thereunder, and, in the case of a post-effective amendment to the Shelf Registration Statement, subject to the next sentence, use reasonable efforts to cause it to be declared effective as promptly as is practicable;

(B)          in the case of clause (iv) above, subject to clause (C) below, as promptly as practicable, but in no event more than five (5) Business Days, following the Company’s filing of an Exchange Act Report, the Company shall prepare and file, if necessary, pursuant to applicable law, a post-effective amendment to the Shelf Registration Statement or a supplement to the related prospectus incorporating by reference the Exchange Act Report into the Shelf Registration Statement or including within such post-effective amendment or supplement the information contained in the related Exchange Act Report; and

(C)          the Company shall give notice to the Holders that the availability of the Shelf Registration Statement is suspended (a “Deferral Notice”) and, upon receipt of any Deferral Notice, each Holder agrees not to sell any Registrable Shares pursuant to the Shelf Registration Statement until such Holder’s receipt of copies of the supplemented or amended prospectus provided for in clause (A) or (B) above, or until it is advised in writing by the Company that the prospectus may be used, and has received copies of any additional or supplemental filings that are incorporated or deemed incorporated by reference in such prospectus.

The Company will use its reasonable best efforts to ensure that the use of the prospectus with respect to the Shelf Registration Statement may be resumed (w) in the case of clause (i) above, as promptly as is practicable, (x) in the case of clause (ii) above, as soon as, in the reasonable judgment of the Company, public disclosure of such Material Event would not be prejudicial to or contrary to the material interests of the Company, (y) in the case of clause (iii) above, as soon as, in the reasonable judgment of the Company, such suspension is no longer necessary. Any such period during which the availability of the Shelf Registration Statement and any related prospectus is suspended is referred to as the “Deferral Period.”  Notwithstanding anything to the contrary, the Company shall cause its transfer agent to deliver unlegended shares of Common Stock to a transferee of a Holder in accordance with the terms of the Securities Purchase Agreement in connection with any sale of Registrable Shares with respect to which a Holder has entered into a contract for sale prior to such Holder’s receipt of the notice of a Deferral Period and for which such Holder has not yet settled.

(i)            The Company will comply with all rules and regulations of the Commission to the extent and so long as they are applicable to the Shelf Registration and will make generally available to its security holders (or otherwise provide in accordance with Section 11(a) of the Securities Act) an earnings statement (which need not be audited) satisfying the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder, no later than 45 days after the end of a 12-month period (or 90 days, if such period is a fiscal year) beginning with the Company’s first fiscal quarter commencing after the effective date of the Shelf Registration Statement.

(j)            If requested in writing in connection with a disposition of Registrable Shares pursuant to the Shelf Registration Statement, the Company shall make reasonably available for inspection during normal business hours by a representative for the Holders holding a majority of the number of such Registrable Shares, any broker-dealers, attorneys and accountants retained by such holders, and any attorneys or other agents retained by a broker-dealer engaged by such Holders, all relevant financial and other records and pertinent corporate documents and properties of the Company and its subsidiaries, and cause the appropriate officers, directors and employees of the Company and its subsidiaries to make reasonably available for inspection during normal business hours on reasonable notice all relevant information reasonably requested by such representative for the Holders, or any such broker-dealers, attorneys or accountants in connection with such disposition, in each case as is customary for similar “due diligence” examinations; provided, that such persons shall first agree in writing with the Company that any information that is reasonably and in good faith designated by the Company in writing as confidential at the time of delivery of such information shall be kept confidential by such persons and shall be used solely for the purposes of exercising rights under this Agreement, unless (i) disclosure of such information is required by court or administrative order or is necessary to respond to inquiries of regulatory authorities, (ii) disclosure of such information is required by law (including any disclosure requirements pursuant to federal securities laws in connection with the filing of the Shelf Registration Statement or the use of any prospectus or Permitted Free Writing Prospectus referred to in this Agreement) or (iii) such information becomes generally available to the public other than as a result of a disclosure or failure to safeguard by any such person, and provided further that the foregoing inspection and information gathering shall, to the greatest extent possible, be coordinated on behalf of all the Holders and the other parties entitled thereto by one legal counsel (“Holders Counsel”) designated by the Holders holding a majority of the number of Registrable Shares held by Holders with respect to such Shelf Registration Statement.

(k)           To the extent the Holders designate a Holders Counsel, the Company shall (i) permit such Holders Counsel to review and comment upon (A) the Shelf Registration Statement at least five (5) Business Days prior to its filing with the Commission and (B) all Permitted Free Writing Prospectuses and all amendments to the Shelf Registration Statement within a reasonable number of days, but in any event not less than two (2) Business Days, prior to their filing with the Commission, and (ii) not file the Shelf Registration Statement or amendment thereof or any Free Writing Prospectus in a form to which such Holders Counsel reasonably objects. The Company shall furnish to any such Holders Counsel, without charge, (x) copies of any correspondence from the Commission or the staff of the Commission to the Company or its representatives relating to the Shelf Registration Statement or any document incorporated by reference therein, (y) promptly after the same is prepared and filed with the Commission, one copy of the Shelf Registration Statement and any amendment(s) thereto, including financial statements and schedules, all documents incorporated therein by reference, if requested by a Holder, and all exhibits thereto; and (z) promptly upon the effectiveness of the Shelf Registration Statement, one copy of the prospectus included in the Shelf Registration Statement and all amendments and supplements thereto. The Company shall reasonably cooperate with any such Holders Counsel in performing the Company’s obligations pursuant to this Section 2.

3.             Holder’s Obligations.

(a)           Each Holder agrees promptly upon written request by the Company to furnish to the Company all information required to be disclosed under Item 507 of Regulation S-K under the Securities Act and any other material information regarding such Holder and the distribution of such Registrable Shares as the Company may from time to time reasonably request.  It shall be a condition precedent to the obligation of the Company to take any action pursuant to Sections 1 and 2 of this Agreement with respect to the Registrable Shares of any Holder that such Holder shall furnish to the Company such information about itself, its Registrable Shares and its intended method of distribution of its Registrable Shares as is reasonably required to effect registration of such Holder’s Registrable Shares.

(b)           Each Holder represents that it has not prepared or had prepared on its behalf or used or referred to, and agrees that it will not prepare or have prepared on its behalf or use or refer to, any Free Writing Prospectus, and has not distributed and will not distribute any written materials in connection with the offer or sale of the Registrable Shares, in each case without the prior express written consent of the Company. Any such Free Writing Prospectus consented to by the Company, or any Free Writing Prospectus prepared by or on behalf of or otherwise used or referred to by the Company in connection with the offer or sale of the Registrable Shares, is referred to herein as a “Permitted Free Writing Prospectus.”

4.             Registration Expenses.

(a)           All fees and expenses incurred in connection with registrations, filings or qualifications pursuant to Sections 1 and 2 of this Agreement (other than those specified in Section 4(b)) will be borne by the Company, regardless of whether the Shelf Registration Statement is ever filed or becomes effective, including without limitation:

(i)            all registration and filing fees and expenses;

(ii)           all fees and expenses of compliance with federal securities and state “blue sky” or securities laws;

(iii)          all expenses of printing (including, without limitation, printing certificates and prospectuses), messenger and delivery services and telephone;

(iv)          all fees and disbursements of counsel for the Company; and

(v)           all fees and disbursements of independent certified public accountants of the Company (including, without limitation, the expenses of any special audit required by or incident to such performance).

The Company will bear its internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expenses of any annual audit and the fees and expenses of any person, including special experts, retained by the Company.

(b)           All underwriting discounts, selling commissions and stock transfer taxes applicable to the sale of the Registrable Shares and fees and disbursements of counsel for any Holder shall be borne by the Holders.

5.             Indemnification.

(a)           The Company agrees to indemnify and hold harmless each Holder holding Registrable Shares included within the coverage of the Shelf Registration Statement, the directors, officers, employees, Affiliates and agents of each such Holder and each person who controls any such Holder within the meaning of the Securities Act or the Exchange Act (collectively, the “Holder Indemnified Parties”) from and against any losses, claims, damages or liabilities, joint or several, or any actions in respect thereof to which each Holder Indemnified Party may become subject under the Securities Act or the Exchange Act, insofar as such losses, claims, damages, liabilities or actions arise out of or are based upon (i) any untrue statement or alleged untrue statement of a material fact contained in the Shelf Registration Statement or in any amendment thereof, in each case at the time such became effective under the Securities Act, or in any Disclosure Package or (ii) the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein (in the case of the Disclosure Package, in the light of the circumstances under which they were made) not misleading, and shall reimburse, as incurred, the Holder Indemnified Parties for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action in respect thereof; provided, however, that the Company shall not be liable in any such case to a Holder to the extent that such loss, claim, damage or liability arises out of or is based upon any untrue statement or omission made in the Shelf Registration Statement or the Disclosure Package in reliance upon and in conformity with written information pertaining to such Holder and furnished to the Company by or on behalf of such Holder specifically for inclusion therein; and provided, further, however, that this indemnity agreement will be in addition to any liability that the Company may otherwise have to such Holder Indemnified Party.

(b)           Each Holder holding Registrable Shares covered by the Shelf Registration Statement severally, and not jointly, agrees to indemnify and hold harmless the Company, each of its directors, each of its officers who signs the Shelf Registration Statement, as well as any officers, employees, Affiliates and agents of the Company, and each person, if any, who controls the Company within the meaning of the Securities Act or the Exchange Act (a “Company Indemnified Party”) from and against any losses, claims, damages or liabilities or any actions in respect thereof, to which a Company Indemnified Party may become subject under the Securities Act or the Exchange Act, insofar as such losses, claims, damages, liabilities or actions arise out of or are based upon (i) any untrue statement or alleged untrue statement of a material fact contained in the Shelf Registration Statement or in any amendment thereof, in each case at the time such became effective under the Securities Act, or in any Disclosure Package, or (ii) the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein (in the case of the Disclosure Package or any prospectus, in the light of the circumstances under which they were made) not misleading, but in each case only to the extent that the untrue statement or omission or alleged untrue statement or omission was made in reliance upon and in conformity with written information pertaining to such Holder and furnished to the Company by or on behalf of such Holder specifically for inclusion therein; and, subject to the limitation set forth immediately preceding this clause, shall reimburse, as incurred, the Company Indemnified Parties for any legal or other expenses reasonably incurred by them in connection with investigating or defending any loss, claim, damage, liability or action in respect thereof. This indemnity agreement will be in addition to any liability that such Holder may otherwise have to the Company Indemnified Parties. Notwithstanding any other provision of this Section 5(b), no Holder shall be required to indemnify or hold harmless any Company Indemnified Party in an amount in excess of the amount by which the net proceeds received by such Holder from the sale of the Registrable Shares pursuant to the Shelf Registration Statement exceeds the amount of damages that such Holder has otherwise been required to pay by reason of such untrue statement or omission.

(c)           Promptly after receipt by a Holder Indemnified Party or a Company Indemnified Party (each, an “Indemnified Party”) of notice of the commencement of any action or proceeding (including a governmental investigation), such Indemnified Party will, if a claim in respect thereof is to be made against an indemnifying party under this Section 5, notify the indemnifying party of the commencement thereof; but the omission to so notify the indemnifying party will not relieve the indemnifying party from liability under paragraph (a) or (b) above unless and to the extent it did not otherwise learn of such action and the indemnifying party has been materially prejudiced by such failure. In case any such action is brought against any Indemnified Party, and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such Indemnified Party, and after notice from the indemnifying party to such Indemnified Party of its election so to assume the defense thereof the indemnifying party will not be liable to such Indemnified Party under this Section 5 for any legal or other expenses subsequently incurred by such Indemnified Party in connection with the defense thereof; provided, however, if such Indemnified Party shall have been advised by counsel that there are one or more defenses available to it that are in conflict with those available to the indemnifying party (in which case the indemnifying party shall not have the right to direct the defense of such action on behalf of the Indemnified Party), and the reasonable fees and expenses of such Indemnified Party’s counsel shall be borne by the indemnifying party. In no event shall the indemnifying party be liable for the fees and expenses of more than one counsel (together with appropriate local counsel) at any time for any Indemnified Party in connection with any one action or separate but substantially similar or related actions arising in the same jurisdiction out of the same general allegations or circumstances. No indemnifying party shall, without the prior written consent of the Indemnified Party (not to be unreasonably withheld or delayed), effect any settlement of any pending or threatened action in respect of which any Indemnified Party is or could have been a party and indemnity could have been sought hereunder by such Indemnified Party unless such settlement (i) includes an unconditional release of such Indemnified Party from all liability on any claims that are the subject matter of such action and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any Indemnified Party.

(d)           If the indemnification provided for in this Section 5 is unavailable or insufficient to hold harmless an Indemnified Party under subsections (a) or (b) above, then each indemnifying party shall contribute to the amount paid or payable by such Indemnified Party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to in subsection (a) or (b) above in such proportion as is appropriate to reflect the relative fault of the indemnifying party or parties on the one hand and the Indemnified Party on the other in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities (or actions in respect thereof) as well as any other relevant equitable considerations. The relative fault of the parties shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company on the one hand or the Holder or Holder Indemnified Party, as the case may be, on the other, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The amount paid by an Indemnified Party as a result of the losses, claims, damages or liabilities referred to in the first sentence of this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such Indemnified Party in connection with investigating or defending any action or claim that is the subject of this subsection (d). The parties agree that it would not be just and equitable if contributions were determined by  pro rata  allocation (even if the Holders were treated as one entity for such purpose) or any other method of allocation that does not take account of the equitable considerations referred to above. Notwithstanding any other provision of this Section 5(d), no Holder shall be required to contribute any amount in excess of the amount by which the net proceeds received by such Holder from the sale of the Registrable Shares pursuant to the Shelf Registration Statement exceeds the amount of damages that such Holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

(e)           The agreements contained in this Section 5 shall survive the sale of the Registrable Shares pursuant to the Shelf Registration Statement and shall remain in full force and effect, regardless of any termination or cancellation of this Agreement or any investigation made by or on behalf of any Indemnified Party.

6.             The Company covenants that, if at any time before the end of the applicable Shelf Registration Period, the Company is not subject to the reporting requirements of the Exchange Act, it will take such further action as may be required from time to time to enable the Holders to sell Registrable Shares without registration under the Securities Act within the limitation of the exemptions provided by Rules 144 and 144A (including the requirements of Rule 144A(d)(4)) under the Securities Act. Upon the request of any Holder, the Company shall deliver to such Holder a written statement as to whether it has complied with such requirements.

7.             Miscellaneous.

(a)           Recapitalizations, Exchanges, Etc.  The provisions of this Agreement shall apply to the full extent set forth herein with respect to (i) the Registrable Shares, (ii) any and all securities of the Company into which the Registrable Shares are converted, exchanged or substituted in any recapitalization or other capital reorganization by the Company and (iii) any and all equity securities of the Company or any successor or assign of the Company (whether by merger, consolidation, sale of assets or otherwise) which may be issued in respect of, in conversion of, in exchange for or in substitution of, the shares of Registrable Shares and shall be appropriately adjusted for any stock dividends, splits, reverse splits, combinations, recapitalizations and the like occurring after the date hereof. The Company shall cause any successor or assign (whether by merger, consolidation, sale of assets or otherwise) to assume this Agreement or enter into a new registration rights agreement with the Holders on terms substantially the same as this Agreement as a condition of any such transaction.

(b)           No Inconsistent Agreements.  The Company will not on or after the date of this Agreement enter into any agreement with respect to its securities that is inconsistent with the rights granted to the Holders in this Agreement or otherwise conflicts with the provisions hereof. The rights granted to the Holders hereunder do not in any way conflict with and are not inconsistent with the rights granted to the holders of the Company’s securities under any agreement in effect on the date hereof.

(c)           No Piggyback on Registration; Other Registration Statements. Without the prior written consent of the Holders of a majority of the Registrable Shares, no Shelf Registration Statement relating to the offer and sale of Registrable Shares shall register any transaction in any securities of the Company, other than the offer and sale of Registrable Shares by the Holders thereof.  The Company shall not cause any other registration statements to be declared effective by the Commission prior to the time that all Registrable Shares are registered pursuant to a Shelf Registration Statement that is declared effective by the Commission (the “Effective Time”), provided that this Section 7(c) shall not prohibit the Company from causing any registration statement that was filed prior to the date hereof to be declared effective by the Commission prior to the Effective Time.

(d)           Interpretation.  Article, Section and Annex references are to this Agreement, unless otherwise specified. All references to instruments, documents, contracts, and agreements are references to such instruments, documents, contracts and agreements as the same may be amended, supplemented and otherwise modified from time to time, unless otherwise specified. The word “including” shall mean “including, without limitation.”

(e)           Amendments and Waivers.  The provisions of this Agreement may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, except by the written consent of the Company and the Holders of a majority in number of then outstanding Registrable Shares; provided, however, that no such amendment that materially and adversely affects the rights of any Holder shall be binding on such Holder without such Holder’s written consent. Notwithstanding the foregoing, a waiver or consent to depart from the provisions hereof with respect to a matter that relates exclusively to the rights of Holders whose securities are being sold pursuant to the Shelf Registration Statement and that does not directly or indirectly affect the rights of other Holders may be given by Holders of at least a majority of the Registrable Shares being sold by such Holders pursuant to the Shelf Registration Statement; provided, that the provisions of this sentence may not be amended, modified, or supplemented except in accordance with the provisions of the immediately preceding sentence. Each Holder of Registrable Shares outstanding at the time of any such amendment, modification, supplement, waiver or consent or thereafter shall be bound by any such amendment, modification, supplement, waiver or consent effected pursuant to this Section 7(e) with respect to such Holder’s Registrable Shares, whether or not any notice, writing or marking indicating such amendment, modification, supplement, waiver or consent appears on the Registrable Shares. Any amendment, supplement or modification of or to any provision of this Agreement, any waiver of any provision of this Agreement, and any consent to any departure from the terms of any provision of this Agreement shall be effective only in the specific instance and for the specific purpose for which made or given. No failure or delay on the part of any party in exercising any right, power or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or remedy preclude any other or further exercise thereof or the exercise of any right, power or remedy. The remedies provided for herein are cumulative and are not exclusive of any remedies that may be available to a party at law or in equity or otherwise. A copy of each amendment, modification or supplement to this Agreement shall be delivered by the Company to each Holder.  The Company shall give prompt notice of any amendment or termination hereof or waiver hereunder to any party hereto that did not consent in writing to such amendment, termination, or waiver.

(f)            Notices.  All notices and other communications provided for or permitted hereunder shall be made in writing and shall be deemed effectively given upon the earlier of actual receipt or: (i) personal delivery to the party to be notified; (ii) when sent, if sent by electronic mail or facsimile during the recipient’s normal business hours, and if not sent during normal business hours, then on the recipient’s next business day; (iii) five (5) days after having been sent by registered or certified mail, return receipt requested, postage prepaid; or (iv) one (1) business day after the business day of deposit with a nationally recognized overnight courier, freight prepaid, specifying next-day delivery, with written verification of receipt.  All communications shall be sent to the following addresses:

If to the Company, to:

Magnum Hunter Resources Corporation
777 Post Oak Boulevard, Suite 650
Houston, TX 77056
Facsimile:  (832) 369-6992
Attention:  Paul M. Johnston, Senior Vice President and General Counsel

With copies to:

Bracewell & Giuliani LLP
711 Louisiana Street, Suite 2300
Houston, TX 77002-2770
Facsimile: (713) 437-5318
Attention: Charles H. Still, Jr.

If to a Holder, at the most current address shown for such Holder in the records of the Company, or to such other address as the Company or such Holder may designate in writing.

(g)           Successors and Assigns.  This Agreement shall inure to the benefit of and be binding upon the successors and assigns of the parties hereto as hereinafter provided. The rights of the Holders contained in this Agreement shall be automatically asssignable and transferrable by Investor to any transferee or assignee to which all or any portion of the Registrable Shares are transferred, provided, that (i) Investor agrees in writing with the transferee or assignee to assign such rights and a copy of such agreement is furnished to the Company promptly following such assignment; (ii) the Company is, within a reasonable time after such transfer, furnished with written notice of (a) the name and address of such transferee, and (b) the securities with respect to which such registration rights are being transferred; (iii) the transferee or assignee agrees in writing to become a party to this Agreement and be fully bound by, and subject to, all of the terms and conditions of this Agreement as though an original party hereto; (iv) immediately following such transfer or assignment the further disposition of such securities by the transferee or assignee is restricted under the Securities Act or applicable state securities laws if so required; and (v) such transfer and assignment shall have been conducted in accordance with all applicable federal and state securities laws. All of the obligations of the Company hereunder shall survive any such transfer.

Neither this Agreement nor any of the rights or duties of the Company set forth herein shall be assigned by the Company, in whole or in part, without having first received the written consent of the Holders of a majority of the then outstanding Registrable Shares.

(h)           Counterparts.  This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which counterpart, when so executed and delivered, shall be deemed to be an original and all of which counterparts, taken together, shall constitute one and the same agreement.

(i)            Headings.  The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

(j)            Governing Law; Jurisdiction.  This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York without regard to principles of conflicts of laws.  Each party hereby irrevocably submits to the non-exclusive jurisdiction of the state and federal courts sitting in The City of New York, Borough of Manhattan, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper.

(k)           Severability.  If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by virtue of any applicable law, or due to any public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner so that the transactions contemplated hereby are fulfilled to the extent possible.

(l)            Entire Agreement.  This Agreement is intended by the parties as a final expression of their agreement and is intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein, superseding all prior agreements and understandings among the parties with respect to such subject matter.

(m)          Further Assurances.  Each of the parties shall execute such documents and perform such further acts as may be reasonably required or desirable to carry out or to perform the provisions of this Agreement.

(n)           Termination.  This Agreement and the obligations of the parties hereunder shall terminate upon the end of the Shelf Registration Period, except that the obligations arising under Sections 4 and 5 shall remain in effect in accordance with their terms.

(o)           Securities Held by the Company.  Whenever the consent or approval of Holders of a specified number of Registrable Shares or Registrable Shares is required hereunder, shares of Common Stock held by the Company or its subsidiaries shall not be counted in determining whether such consent or approval was given by the Holders of such required percentage.

(p)           Independent Nature of Obligations. The obligations of each Investment Entity under this Agreement are several and not joint with the obligations of any other Investment Entity, and no Investment Entity shall be responsible in any way for the performance of the obligations of any other Investment Entity under this Agreement. The failure or waiver of performance under this Agreement by any Investment Entity shall not excuse performance by any other Investment Entity. Each Investment Entity shall be entitled to independently protect and enforce its rights, including, without limitation, the rights arising out of this Agreement, and it shall not be necessary for any other Investment Entity to be joined as an additional party in any proceeding for such purpose.

(q)           Definitions.  The following terms shall have the following meanings:

(i)            “Affiliate” means, with respect to any specified person, an “affiliate,” as defined in Rule 144(a)(1) of the Securities Act, of such person.

(ii)           “Agreement” shall have the meaning set forth in the recitals hereto.

(iii)          “Amendment Effectiveness Deadline Date” shall have the meaning set forth in Section 2(a)(i).

(iv)          “Business Day” shall mean any day other than a Saturday, Sunday or other day on which banking institutions in New York City are authorized or required by law or executive order to close.

(v)           “Closing Date” shall mean the closing date of the sale and issuance of the Registrable Shares pursuant to the Purchase Agreement.

(vi)          “Commission” shall have the meaning set forth in Section 1(a).

(vii)         “Common Stock” shall have the meaning set forth in the recitals hereto.

(viii)        “Company” shall have the meaning set forth in the recitals hereto.

(ix)          “Company Indemnified Party” shall have the meaning set forth in Section 5(b).

(x)           “Deferral Notice” shall have the meaning set forth in Section 2(h)(C).

(xi)          “Deferral Period” shall have the meaning set forth in Section 2(h).

(xii)         “Disclosure Package” means, with respect to any offer or sale of Registrable Securities pursuant to the Shelf Registration Statement, (i) any preliminary or final prospectus included in such Shelf Registration Statement and any amendment or supplement thereto, and (ii) each Permitted Free Writing Prospectus, in each case, that is deemed, under Rule 159 promulgated under the Securities Act, to have been conveyed to purchasers of Registrable Shares at the time of sale of such Registrable Shares (including, without limitation, a contract of sale).

(xiii)        “Effective Time” shall have the meaning set forth in Section 7(c).

(xiv)        “Effectiveness Date” means, with respect to the Shelf Registration Statement required to be filed under Section 1(a), the 90th calendar day following the Closing Date; provided, however, that, if the Company receives written comments from the Commission relating to the filed Shelf Registration Statement, then the “Effectiveness Date” shall be the 120th calendar day following the Closing Date; provided, however, that if the Effectiveness Date falls on a day that is not a Business Day, then the Effectiveness Date shall be extended to the next Business Day.

(xv)         “Event” shall have the meaning set forth in Section 1(d).

(xvi)        “Event Date” shall have the meaning set forth in Section 1(d).

(xvii)       “Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

(xviii)      “Exchange Act Report” shall have the meaning set forth in Section 2(h).

(xix)        “Filing Date” means, with respect to the Shelf Registration Statement required to be filed under Section 1(a), the 10th calendar day following the Closing Date;  provided, however, that if the Filing Date falls on a day that is not a Business Day, then the Filing Date shall be extended to the next Business Day.

(xx)         “Free Writing Prospectus” means any “free writing prospectus” as defined in Rule 405 promulgated under the Securities Act.

(xxi)        “Grace Period” shall have the meaning set forth in Section 1(d).

(xxii)       “Holder” means a holder of record of Registrable Shares or of Warrants exercisable for Registrable Shares.  For all purposes under this Agreement, a holder of

Warrants exercisable for Registrable Shares shall be deemed to hold such Registrable Shares.

(xxiii)      “Holders Counsel” shall have the meaning set forth in Section 2(j).

(xxiv)     “Holder Indemnified Party” shall have the meaning set forth in Section 5(a).

(xxv)      “Indemnified Party” shall have the meaning set forth in Section 5(c).

(xxvi)     “Investment Entity” shall have the meaning set forth in the recitals hereto.

(xxvii)    “Investor” shall have the meaning set forth in the recitals hereto.

(xxviii)   “Material Event” shall have the meaning set forth in Section 2(h).

(xxix)     “Permitted Free Writing Prospectus” shall have the meaning set forth in Section 3(b).

(xxx)      “Person” means any individual, partnership, joint-stock company, corporation, limited liability company, trust or unincorporated organization, and a government or agency or political subdivision thereof.

(xxxi)     “Purchase Agreement” shall have the meaning set forth in the recitals hereto.

(xxxii)    “Registrable Shares” means (A) each share of Common Stock acquired by a Holder pursuant to the Purchase Agreement, (B) each share of Common Stock issuable to a Holder upon exercise of Warrants, and (C) any stock of the Company issued as a dividend, or other distribution with respect to or in exchange for, the Common Stock referred to in clause (A) or (B) above; until the date on which all of the Registrable Shares then owned by such Holder (i) have been effectively registered under the Securities Act and disposed of in accordance with such registration statement, (ii) have been disposed of pursuant to Rule 144 under the Securities Act or (iii) may be resold pursuant to Rule 144 without restriction or limitation (including without the requirement to be in compliance with Rule 144(c)(1)) or another similar exemption under the Securities Act.

(xxxiii)   “Rule 415 Limitation” shall have the meaning set forth in Section 1(a).

(xxxiv)   “Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

(xxxv)    “Shelf Registration” shall have the meaning set forth in Section 1(a).

(xxxvi)   “Shelf Registration Period” shall have the meaning set forth in Section 1(b).

(xxxvii)  “Shelf Registration Statement” shall have the meaning set forth in Section 1(a).

(xxxviii) “Special Grace Period” shall have the meaning set forth in Section 1(d).

(xxxix)   “Special Registration Statement” shall mean a registration statement relating to any employee benefit plan on Form S-8 or similar form or, with respect to any corporate reorganization or other transaction under Rule 145 of the Securities Act, a registration statement on Form S-4 or similar form.

(xl)          “Warrants” shall have the meaning set forth in the recitals hereto.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

MAGNUM HUNTER RESOURCES CORPORATION

By:	/s/ Gary C. Evans
Name:	Gary C. Evans
Title:	Chairman and Chief Executive Officer

INVESTMENT ENTITY

[Investment Entities executed by means of Omnibus Signature Pages, the form of which is attached as Annex I to the Purchase Agreement]

Signature Page to Registration Rights Agreement

ANNEX I

OMNIBUS SIGNATURE PAGE

TO SECURITIES PURCHASE AGREEMENT

AND

REGISTRATION RIGHTS AGREEMENT

OF

MAGNUM HUNTER RESOURCES CORPORATION

IN WITNESS WHEREOF, the undersigned Investment Vehicle hereby executes, delivers, joins in and agrees to be bound by (i) (A) the Securities Purchase Agreement by and between Magnum Hunter Resources Corporation and the Investor (as defined therein) to which this Omnibus Signature Page is attached as an Investment Vehicle thereunder and (B) the Registration Rights Agreement, attached to the Securities Purchase Agreement, by and among the Company and the Investor, which, together with all counterparts of such agreements and signature pages of other parties to such agreements, shall constitute one and the same document in accordance with the terms of such agreements, and (ii) elects to purchase the numbers of Shares and Warrants (as defined in the Securities Purchase Agreement) set forth below for the aggregate purchase price set forth below.

Dated as of the 27 day of May, 2014.

INVESTMENT VEHICLE

Print Name: Relational Investors Mid-Cap Fund I, L.P.

Signature: Relational Investors LLC, as General Partner

/s/ Ralph Whitworth

If Investment Vehicle is an entity:

Name of signatory: Ralph Whitworth

Title: Principal

Number of Shares and Warrants to be purchased by Investment Vehicle:
Shares	5,717,730
Warrants	571,773

Aggregate purchase price: $40,024,110.00

ANNEX I

OMNIBUS SIGNATURE PAGE

TO SECURITIES PURCHASE AGREEMENT

AND

REGISTRATION RIGHTS AGREEMENT

OF

MAGNUM HUNTER RESOURCES CORPORATION

IN WITNESS WHEREOF, the undersigned Investment Vehicle hereby executes, delivers, joins in and agrees to be bound by (i) (A) the Securities Purchase Agreement by and between Magnum Hunter Resources Corporation and the Investor (as defined therein) to which this Omnibus Signature Page is attached as an Investment Vehicle thereunder and (B) the Registration Rights Agreement, attached to the Securities Purchase Agreement, by and among the Company and the Investor, which, together with all counterparts of such agreements and signature pages of other parties to such agreements, shall constitute one and the same document in accordance with the terms of such agreements, and (ii) elects to purchase the numbers of Shares and Warrants (as defined in the Securities Purchase Agreement) set forth below for the aggregate purchase price set forth below.

Dated as of the 27 day of May, 2014.

INVESTMENT VEHICLE

Print Name: Relational Investors LLC, on behalf of certain managed accounts

Signature: Relational Investors LLC, as Investment Advisor

/s/ Ralph Whitworth

If Investment Vehicle is an entity:

Name of signatory: Ralph Whitworth

Title: Principal

Number of Shares and Warrants to be purchased by Investment Vehicle:
Shares	5,289,040
Warrants	528,904

Aggregate purchase price: $37,023,280.00

ANNEX I

OMNIBUS SIGNATURE PAGE

TO SECURITIES PURCHASE AGREEMENT

AND

REGISTRATION RIGHTS AGREEMENT

OF

MAGNUM HUNTER RESOURCES CORPORATION

IN WITNESS WHEREOF, the undersigned Investment Vehicle hereby executes, delivers, joins in and agrees to be bound by (i) (A) the Securities Purchase Agreement by and between Magnum Hunter Resources Corporation and the Investor (as defined therein) to which this Omnibus Signature Page is attached as an Investment Vehicle thereunder and (B) the Registration Rights Agreement, attached to the Securities Purchase Agreement, by and among the Company and the Investor, which, together with all counterparts of such agreements and signature pages of other parties to such agreements, shall constitute one and the same document in accordance with the terms of such agreements, and (ii) elects to purchase the numbers of Shares and Warrants (as defined in the Securities Purchase Agreement) set forth below for the aggregate purchase price set forth below.

Dated as of the 27 day of May, 2014.

INVESTMENT VEHICLE

Print Name: RH Fund I, L.P.

Signature: Relational Investors LLC, as General Partner

/s/ Ralph Whitworth

If Investment Vehicle is an entity:

Name of signatory: Ralph Whitworth

Title: Principal

Number of Shares and Warrants to be purchased by Investment Vehicle:
Shares	474,160
Warrants	47,416

Aggregate purchase price: $3,319,120.00

ANNEX I

OMNIBUS SIGNATURE PAGE

TO SECURITIES PURCHASE AGREEMENT

AND

REGISTRATION RIGHTS AGREEMENT

OF

MAGNUM HUNTER RESOURCES CORPORATION

IN WITNESS WHEREOF, the undersigned Investment Vehicle hereby executes, delivers, joins in and agrees to be bound by (i) (A) the Securities Purchase Agreement by and between Magnum Hunter Resources Corporation and the Investor (as defined therein) to which this Omnibus Signature Page is attached as an Investment Vehicle thereunder and (B) the Registration Rights Agreement, attached to the Securities Purchase Agreement, by and among the Company and the Investor, which, together with all counterparts of such agreements and signature pages of other parties to such agreements, shall constitute one and the same document in accordance with the terms of such agreements, and (ii) elects to purchase the numbers of Shares and Warrants (as defined in the Securities Purchase Agreement) set forth below for the aggregate purchase price set forth below.

Dated as of the 27 day of May, 2014.

INVESTMENT VEHICLE

Print Name: Relational Investors XXIV, L.P.

Signature: Relational Investors LLC, as General Partner

/s/ Ralph Whitworth

If Investment Vehicle is an entity:

Name of signatory: Ralph Whitworth

Title: Principal

Number of Shares and Warrants to be purchased by Investment Vehicle:
Shares	90,060
Warrants	9,006

Aggregate purchase price: $630,420.00

ANNEX I

OMNIBUS SIGNATURE PAGE

TO SECURITIES PURCHASE AGREEMENT

AND

REGISTRATION RIGHTS AGREEMENT

OF

MAGNUM HUNTER RESOURCES CORPORATION

IN WITNESS WHEREOF, the undersigned Investment Vehicle hereby executes, delivers, joins in and agrees to be bound by (i) (A) the Securities Purchase Agreement by and between Magnum Hunter Resources Corporation and the Investor (as defined therein) to which this Omnibus Signature Page is attached as an Investment Vehicle thereunder and (B) the Registration Rights Agreement, attached to the Securities Purchase Agreement, by and among the Company and the Investor, which, together with all counterparts of such agreements and signature pages of other parties to such agreements, shall constitute one and the same document in accordance with the terms of such agreements, and (ii) elects to purchase the numbers of Shares and Warrants (as defined in the Securities Purchase Agreement) set forth below for the aggregate purchase price set forth below.

Dated as of the 27 day of May, 2014.

INVESTMENT VEHICLE

Print Name: Relational Investors XXIII, L.P.

Signature: Relational Investors LLC, as General Partner

/s/ Ralph Whitworth

If Investment Vehicle is an entity:

Name of signatory: Ralph Whitworth

Title: Principal

Number of Shares and Warrants to be purchased by Investment Vehicle:
Shares	714,850
Warrants	71,485

Aggregate purchase price: $5,003,950.00

ANNEX I

OMNIBUS SIGNATURE PAGE

TO SECURITIES PURCHASE AGREEMENT

AND

REGISTRATION RIGHTS AGREEMENT

OF

MAGNUM HUNTER RESOURCES CORPORATION

IN WITNESS WHEREOF, the undersigned Investment Vehicle hereby executes, delivers, joins in and agrees to be bound by (i) (A) the Securities Purchase Agreement by and between Magnum Hunter Resources Corporation and the Investor (as defined therein) to which this Omnibus Signature Page is attached as an Investment Vehicle thereunder and (B) the Registration Rights Agreement, attached to the Securities Purchase Agreement, by and among the Company and the Investor, which, together with all counterparts of such agreements and signature pages of other parties to such agreements, shall constitute one and the same document in accordance with the terms of such agreements, and (ii) elects to purchase the numbers of Shares and Warrants (as defined in the Securities Purchase Agreement) set forth below for the aggregate purchase price set forth below.

Dated as of the 27 day of May, 2014.

INVESTMENT VEHICLE

Print Name: Relational Investors XX, L.P.

Signature: Relational Investors LLC, as General Partner

/s/ Ralph Whitworth

If Investment Vehicle is an entity:

Name of signatory: Ralph Whitworth

Title: Principal

Number of Shares and Warrants to be purchased by Investment Vehicle:
Shares	511,170
Warrants	51,117

Aggregate purchase price: $3,578,190.00

ANNEX I

OMNIBUS SIGNATURE PAGE

TO SECURITIES PURCHASE AGREEMENT

AND

REGISTRATION RIGHTS AGREEMENT

OF

MAGNUM HUNTER RESOURCES CORPORATION

IN WITNESS WHEREOF, the undersigned Investment Vehicle hereby executes, delivers, joins in and agrees to be bound by (i) (A) the Securities Purchase Agreement by and between Magnum Hunter Resources Corporation and the Investor (as defined therein) to which this Omnibus Signature Page is attached as an Investment Vehicle thereunder and (B) the Registration Rights Agreement, attached to the Securities Purchase Agreement, by and among the Company and the Investor, which, together with all counterparts of such agreements and signature pages of other parties to such agreements, shall constitute one and the same document in accordance with the terms of such agreements, and (ii) elects to purchase the numbers of Shares and Warrants (as defined in the Securities Purchase Agreement) set forth below for the aggregate purchase price set forth below.

Dated as of the 27 day of May, 2014.

INVESTMENT VEHICLE

Print Name: Relational Investors XVI, L.P.

Signature: Relational Investors LLC, as General Partner

/s/ Ralph Whitworth

If Investment Vehicle is an entity:

Name of signatory: Ralph Whitworth

Title: Principal

Number of Shares and Warrants to be purchased by Investment Vehicle:
Shares	233,790
Warrants	23,379

Aggregate purchase price: $1,636,530.00

ANNEX I

OMNIBUS SIGNATURE PAGE

TO SECURITIES PURCHASE AGREEMENT

AND

REGISTRATION RIGHTS AGREEMENT

OF

MAGNUM HUNTER RESOURCES CORPORATION

IN WITNESS WHEREOF, the undersigned Investment Vehicle hereby executes, delivers, joins in and agrees to be bound by (i) (A) the Securities Purchase Agreement by and between Magnum Hunter Resources Corporation and the Investor (as defined therein) to which this Omnibus Signature Page is attached as an Investment Vehicle thereunder and (B) the Registration Rights Agreement, attached to the Securities Purchase Agreement, by and among the Company and the Investor, which, together with all counterparts of such agreements and signature pages of other parties to such agreements, shall constitute one and the same document in accordance with the terms of such agreements, and (ii) elects to purchase the numbers of Shares and Warrants (as defined in the Securities Purchase Agreement) set forth below for the aggregate purchase price set forth below.

Dated as of the 27 day of May, 2014.

INVESTMENT VEHICLE

Print Name: Relational Investors XV, L.P.

Signature: Relational Investors LLC, as General Partner

/s/ Ralph Whitworth

If Investment Vehicle is an entity:

Name of signatory: Ralph Whitworth

Title: Principal

Number of Shares and Warrants to be purchased by Investment Vehicle:
Shares	550,980
Warrants	55,068

Aggregate purchase price: $3,854,760.00

ANNEX I

OMNIBUS SIGNATURE PAGE

TO SECURITIES PURCHASE AGREEMENT

AND

REGISTRATION RIGHTS AGREEMENT

OF

MAGNUM HUNTER RESOURCES CORPORATION

IN WITNESS WHEREOF, the undersigned Investment Vehicle hereby executes, delivers, joins in and agrees to be bound by (i) (A) the Securities Purchase Agreement by and between Magnum Hunter Resources Corporation and the Investor (as defined therein) to which this Omnibus Signature Page is attached as an Investment Vehicle thereunder and (B) the Registration Rights Agreement, attached to the Securities Purchase Agreement, by and among the Company and the Investor, which, together with all counterparts of such agreements and signature pages of other parties to such agreements, shall constitute one and the same document in accordance with the terms of such agreements, and (ii) elects to purchase the numbers of Shares and Warrants (as defined in the Securities Purchase Agreement) set forth below for the aggregate purchase price set forth below.

Dated as of the 27 day of May, 2014.

INVESTMENT VEHICLE

Print Name: Relational Investors IX, L.P.

Signature: Relational Investors LLC, as General Partner

/s/ Ralph Whitworth

If Investment Vehicle is an entity:

Name of signatory: Ralph Whitworth

Title: Principal

Number of Shares and Warrants to be purchased by Investment Vehicle:
Shares	557,970
Warrants	55,797

Aggregate purchase price: $3,905,790.00

ANNEX I

OMNIBUS SIGNATURE PAGE

TO SECURITIES PURCHASE AGREEMENT

AND

REGISTRATION RIGHTS AGREEMENT

OF

MAGNUM HUNTER RESOURCES CORPORATION

IN WITNESS WHEREOF, the undersigned Investment Vehicle hereby executes, delivers, joins in and agrees to be bound by (i) (A) the Securities Purchase Agreement by and between Magnum Hunter Resources Corporation and the Investor (as defined therein) to which this Omnibus Signature Page is attached as an Investment Vehicle thereunder and (B) the Registration Rights Agreement, attached to the Securities Purchase Agreement, by and among the Company and the Investor, which, together with all counterparts of such agreements and signature pages of other parties to such agreements, shall constitute one and the same document in accordance with the terms of such agreements, and (ii) elects to purchase the numbers of Shares and Warrants (as defined in the Securities Purchase Agreement) set forth below for the aggregate purchase price set forth below.

Dated as of the 27 day of May, 2014.

INVESTMENT VEHICLE

Print Name: Relational Fund Partners, L.P.

Signature: Relational Investors LLC, as General Partner

/s/ Ralph Whitworth

If Investment Vehicle is an entity:

Name of signatory: Ralph Whitworth

Title: Principal

Number of Shares and Warrants to be purchased by Investment Vehicle:
Shares	46,570
Warrants	4,657

Aggregate purchase price: $325,990.00

ANNEX I

OMNIBUS SIGNATURE PAGE

TO SECURITIES PURCHASE AGREEMENT

AND

REGISTRATION RIGHTS AGREEMENT

OF

MAGNUM HUNTER RESOURCES CORPORATION

IN WITNESS WHEREOF, the undersigned Investment Vehicle hereby executes, delivers, joins in and agrees to be bound by (i) (A) the Securities Purchase Agreement by and between Magnum Hunter Resources Corporation and the Investor (as defined therein) to which this Omnibus Signature Page is attached as an Investment Vehicle thereunder and (B) the Registration Rights Agreement, attached to the Securities Purchase Agreement, by and among the Company and the Investor, which, together with all counterparts of such agreements and signature pages of other parties to such agreements, shall constitute one and the same document in accordance with the terms of such agreements, and (ii) elects to purchase the numbers of Shares and Warrants (as defined in the Securities Purchase Agreement) set forth below for the aggregate purchase price set forth below.

Dated as of the 27 day of May, 2014.

INVESTMENT VEHICLE

Print Name: Relational Coast Partners, L.P.

Signature: Relational Investors LLC, as General Partner

/s/ Ralph Whitworth

If Investment Vehicle is an entity:

Name of signatory: Ralph Whitworth

Title: Principal

Number of Shares and Warrants to be purchased by Investment Vehicle:
Shares	527,980
Warrants	52,798

Aggregate purchase price: $3,695,860.00

ANNEX I

OMNIBUS SIGNATURE PAGE

TO SECURITIES PURCHASE AGREEMENT

AND

REGISTRATION RIGHTS AGREEMENT

OF

MAGNUM HUNTER RESOURCES CORPORATION

IN WITNESS WHEREOF, the undersigned Investment Vehicle hereby executes, delivers, joins in and agrees to be bound by (i) (A) the Securities Purchase Agreement by and between Magnum Hunter Resources Corporation and the Investor (as defined therein) to which this Omnibus Signature Page is attached as an Investment Vehicle thereunder and (B) the Registration Rights Agreement, attached to the Securities Purchase Agreement, by and among the Company and the Investor, which, together with all counterparts of such agreements and signature pages of other parties to such agreements, shall constitute one and the same document in accordance with the terms of such agreements, and (ii) elects to purchase the numbers of Shares and Warrants (as defined in the Securities Purchase Agreement) set forth below for the aggregate purchase price set forth below.

Dated as of the 27 day of May, 2014.

INVESTMENT VEHICLE

Print Name: Relational Investors Mid-Cap Fund II, L.P.

Signature: Relational Investors LLC, as General Partner

/s/ Ralph Whitworth

If Investment Vehicle is an entity:

Name of signatory: Ralph Whitworth

Title: Principal

Number of Shares and Warrants to be purchased by Investment Vehicle:
Shares	6,714,580
Warrants	671,458

Aggregate purchase price: $47,002,060.00

EXHIBIT A

INVESTMENT ENTITIES

Relational Investors Mid-Cap Fund I, L.P.

Relational Investors Mid-Cap Fund II, L.P.

Relational Coast Partners, L.P.

Relational Fund Partners, L.P.

Relational Investors IX, L.P.

Relational Investors XV, L.P.

Relational Investors XVI, L.P.

Relational Investors XX, L.P.

Relational Investors XXIII, L.P.

Relational Investors XXIV, L.P.

RH Fund I, L.P.

EXHIBIT B

PLAN OF DISTRIBUTION

The selling stockholders, which as used herein includes donees, pledgees, transferees or other successors-in-interest selling shares of common stock or interests in shares of common stock received after the date of this prospectus from a selling stockholder as a gift, pledge, partnership distribution or other transfer, may, from time to time, sell, transfer or otherwise dispose of any or all of their shares of common stock or interests in shares of common stock on any stock exchange, market or trading facility on which the shares are traded or in private transactions. The selling stockholders may sell their shares of our common stock pursuant to this prospectus at fixed prices, at prevailing market prices at the time of sale, at prices related to the prevailing market price, at varying prices determined at the time of sale, or at negotiated prices.

The selling stockholders may use any one or more of the following methods when disposing of shares or interests therein:

•                                          ordinary brokerage transactions and transactions in which the broker-dealer solicits purchasers;

•                                          block trades in which the broker-dealer will attempt to sell the shares as agent, but may position and resell a portion of the block as principal to facilitate the transaction;

•                                          purchases by a broker-dealer as principal and resale by the broker-dealer for its account;

•                                          an exchange distribution in accordance with the rules of the applicable exchange;

•                                          privately negotiated transactions;

•                                          short sales;

•                                          through the writing or settlement of options or other hedging transactions, whether through an options exchange or otherwise;

•                                          broker-dealers may agree with the selling stockholders to sell a specified number of such shares at a stipulated price per share;

•                                          a combination of any such methods of sale; and

•                                          any other method permitted pursuant to applicable law.

The selling stockholders may, from time to time, pledge or grant a security interest in some or all of the shares of common stock owned by them and, if they default in the performance of their secured obligations, the pledgees or secured parties may offer and sell the shares of common stock, from time to time, under this prospectus, or under an amendment to this prospectus under Rule 424(b)(3) or other applicable provision of the Securities Act amending the list of selling stockholders to include the pledgee, transferee or other successors in interest as selling stockholders under this prospectus. The selling stockholders also may transfer the shares of common stock in other circumstances, in which case the transferees, pledgees or other successors in interest will be the selling beneficial owners for purposes of this prospectus.

In connection with the sale of our common stock or interests therein, the selling stockholders may enter into hedging transactions with broker-dealers or other financial institutions, which may in turn engage in short sales of the common stock in the course of hedging the positions they assume. The selling stockholders may also sell shares of our common stock short and deliver these securities to close out their short positions, or loan or pledge the common stock to broker-dealers that in turn may sell these securities. The selling stockholders may also enter into option or other transactions with broker-dealers or other financial institutions or the creation of one or more derivative securities which require the delivery to such broker-dealer or other financial institution of shares offered by this prospectus, which shares such broker-dealer or other financial institution may resell pursuant to this prospectus (as supplemented or amended to reflect such transaction).

The aggregate proceeds to the selling stockholders from the sale of the common stock offered by them will be the purchase price of the common stock less discounts or commissions, if any. Each of the selling stockholders reserves the right to accept and, together with their agents from time to time, to reject, in whole or in part, any proposed purchase of common stock to be made directly or through agents. We will not receive any of the proceeds from this offering.

The selling stockholders and any underwriters, broker-dealers or agents that participate in the sale of the common stock or interests therein may be “underwriters” within the meaning of Section 2(11) of the Securities Act. Any discounts, commissions, concessions or profit they earn on any resale of the shares may be underwriting discounts and commissions under the Securities Act. Selling stockholders who are “underwriters” within the meaning of Section 2(11) of the Securities Act will be subject to the prospectus delivery requirements of the Securities Act.

To the extent required, the shares of our common stock to be sold, the names of the selling stockholders, the respective purchase prices and public offering prices, the names of any agents, dealer or underwriter, any applicable commissions or discounts with respect to a particular offer will be set forth in an accompanying prospectus supplement or, if appropriate, a post-effective amendment to the registration statement that includes this prospectus.

In order to comply with the securities laws of some states, if applicable, the common stock may be sold in these jurisdictions only through registered or licensed brokers or dealers. In addition, in some states the common stock may not be sold unless it has been registered or qualified for sale or an exemption from registration or qualification requirements is available and is complied with.

We have advised the selling stockholders that the anti-manipulation rules of Regulation M under the Exchange Act may apply to sales of shares in the market and to the activities of the selling stockholders and their affiliates. In addition, we will make copies of this prospectus (as it may be supplemented or amended from time to time) available to the selling stockholders for the purpose of satisfying the prospectus delivery requirements of the Securities Act. The selling stockholders may indemnify any broker-dealer that participates in transactions involving the sale of the shares against certain liabilities, including liabilities arising under the Securities Act.

We have agreed to indemnify the selling stockholders against liabilities, including liabilities under the Securities Act and state securities laws, relating to the registration of the shares offered by this prospectus.

We have agreed with the selling stockholders to keep the registration statement of which this prospectus constitutes a part effective until such time as the shares offered by the selling stockholders have been effectively registered under the Securities Act and disposed of in accordance with such registration statement, the shares offered by the selling stockholders have been disposed of pursuant to Rule 144 under the Securities Act or the shares offered by the selling stockholders may be resold pursuant to Rule 144 without restriction or limitation (including without the requirement to be in compliance with Rule 144(c)(1)) or another similar exemption under the Securities Act.